POWER OF ATTORNEY

STATE OF	VIRGINIA	)
) ss.
COUNTY OF	FAIRFAX	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Wayne S. Diviney, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 2023.

/s/ WAYNE S. DIVINEY
Wayne S. Diviney

SUBSCRIBED AND SWORN to before me this 22nd day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, John F. Guyot, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2023.

/s/ JOHN F. GUYOT
John F. Guyot

SUBSCRIBED AND SWORN to before me this 24th day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen R. Herbert, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of April, 2023.

/s/ STEPHEN R. HERBERT
Stephen R. Herbert

SUBSCRIBED AND SWORN to before me this 21st day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	FLORIDA	)
) ss.
COUNTY OF	SARASOTA	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Michael P. Kiley, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of April, 2023.

/s/ MICHAEL P. KILEY
Michael P. Kiley

SUBSCRIBED AND SWORN to before me this 22nd day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Susan J. Lacey, being a Controller of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 25th day of April, 2023.

/s/ SUSAN J. LACEY
Susan J. Lacey

SUBSCRIBED AND SWORN to before me this 25th day of April, 2023.

/s/ LINDA M. HOUSTON
Notary Public

My Commission Expires:

03/25/2026

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Jacquline L. Morales, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2023.

/s/ JACQULINE L. MORALES
Jacquline L. Morales

SUBSCRIBED AND SWORN to before me this 20th day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Roger S. Offermann, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2023.

/s/ ROGER S. OFFERMANN
Roger S. Offermann

SUBSCRIBED AND SWORN to before me this 24th day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Barry G. Ward, being a Director and Chief Financial Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2023.

/s/ BARRY G. WARD
Barry G. Ward

SUBSCRIBED AND SWORN to before me this 20th day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Katherine P. White, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of April, 2023.

/s/ KATHERINE P. WHITE
Katherine P. White

SUBSCRIBED AND SWORN to before me this 19th day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Joseph W. Wittrock, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of April, 2023.

/s/ JOSEPH W. WITTROCK
Joseph W. Wittrock

SUBSCRIBED AND SWORN to before me this 24th day of April, 2023.

/s/ NANCY J. ROHN
Notary Public

My Commission Expires:

June 25, 2025

POWER OF ATTORNEY

STATE OF	KANSAS	)
) ss.
COUNTY OF	SHAWNEE	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Douglas G. Wolff, being a Director and Chief Executive Officer of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2023.

/s/ DOUGLAS G. WOLFF
Douglas G. Wolff

SUBSCRIBED AND SWORN to before me this 20th day of April, 2023.

/s/ AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025

POWER OF ATTORNEY

STATE OF	NEW YORK	)
) ss.
COUNTY OF	NEW YORK	)

KNOW ALL MEN BY THESE PRESENTS:

THAT I, Stephen A. Crane, being a Director of FIRST SECURITY BENEFIT LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK, a New York stock insurance company (the “Company”), by these presents do make, constitute and appoint, Douglas G. Wolff, John F. Guyot and Christopher D. Swickard, and each of them, my true and lawful attorneys, each with full power and authority for me, in my name, and on my behalf, to sign, as my agent, any and all instruments which said attorneys and agents may deem necessary or advisable to comply with the Investment Company Act of 1940 and/or the Securities Act of 1933, each as amended, including specifically, but without limitation: (i) any rules, regulations, orders or other requirements of the United States Securities and Exchange Commission thereunder, (ii) any registration statement on Form N-4 to be filed by the Company with respect to the separate accounts of the Company, which are listed in the table below; (iii) any pre-effective amendment or post-effective amendment to any registration statement for such separate accounts, (iv) make application for and secure any exemptions from the federal securities laws; (v) register additional annuity contracts under the federal securities laws, if registration is deemed necessary, as well as any instrument or document filed as part thereof, or in connection therewith or in any way related thereto, with like effect as though said registration statement or other document or instrument had been signed and filed personally by me in the capacity aforesaid.

Registrant Name	File Nos.
T. Rowe Price Variable Annuity Account of First Security Benefit Life Insurance and Annuity Company of New York	033-83240

Variable Annuity Account A (AdvisorDesigns-New York)	333-89236

Variable Annuity Account A (EliteDesigns – New York, EliteDesigns – New York (2011), EliteDesigns II – New York)	333-142084

Variable Annuity Account B (AdvanceDesigns – New York)	333-118136

Variable Annuity Account B (SecureDesigns – New York)	333-120600

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of April, 2023.

STEPHEN A. CRANE
Stephen A. Crane

SUBSCRIBED AND SWORN to before me this 20th day of April, 2023.

AIDAN L. KOSTER
Notary Public

My Commission Expires:

3/28/2025